Exhibit Index

IDS LIFE VARIABLE ANNUITY FUND B (INDIVIDUAL AND GROUP)
Registration No. 2-47430; 2-29358/811-1674

Exhibit                             Description

10                                  Opinion of Counsel

11                                  Consent of Independent Auditors

12                                  Financial Statement Schedules and Report

16                                  Financial Data Schedule

17(a)                               Power of Attorney, dated August 19, 1997

17(c)                               Power of Attorney, dated April 9, 1998